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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 21, 1998, which appears in the Powerwave Technologies Inc. Form 8K/A dated December 28, 1998. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PricewaterhouseCoopers LLP
March 4, 1999